SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 10, 2002
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                        000-19621               41-1454591
-------------------------------       ----------------       -------------------
(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)             File No.          Identification No.)


 7400 EXCELSIOR BOULEVARD
       MINNEAPOLIS, MN                                            55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)


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Item 5.      Other Events.

         On April 10, 2002, Appliance Recycling Centers of America, Inc. issued a press release announcing that its ApplianceSmart operation has joined the MARTA Cooperative, a national purchasing cooperative servicing 110 household appliance retailers.

Item 7(c).   Exhibits.

99 Press Release dated April 10, 2002, announcing that its ApplianceSmart operation has joined the MARTA Cooperative, a national purchasing cooperative servicing 110 household appliance retailers.

Date:  April 10, 2002                            /s/ Linda Koenig
                                                 -------------------------------
                                                 Linda Koenig, Controller